UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported) - June 16, 1999

                          Goody's Family Clothing, Inc.
             (Exact name of registrant as specified in its charter)

         Tennessee                0-19526                 62-0793974
State or other jurisdiction of   Commission file number  (I.R.S. Employer
incorporation or organization)                            Identification Number)

                  400 Goody's Lane, Knoxville, Tennessee 37922
               (Address of principal executive offices) (Zip Code)

                                                      (423) 966-2000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
                (Former name or former address, if changed since last report.)




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Item 5.        Other Event

On June 16, 1999,  Goody's Family  Clothing,  Inc. issued the press release (the
"Press Release") annexed as an exhibit hereto stating, in part, that the Company's Board of Directors authorized the Company to spend up to $20 million to repurchase shares of its common stock from time to time in the open market or in privately negotiated transactions, depending upon price, prevailing market conditions and other factors. The Press Release is incorporated herein by reference.


Item 7.        Financial Statements and Exhibits

                (c) Exhibits

                Exhibit No.

                  99.3 Press Release of Goody's Family Clothing, Inc. dated June 16, 1999.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GOODY'S FAMILY CLOTHING, INC.
                                            (Registrant)

Date:    June 23, 1999                      /s/ Harry M. Call
         -------------                     -------------------------------------
                                             Harry M. Call
                                             President and
                                             Chief Operating Officer


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                                INDEX TO EXHIBITS

Exhibit No.

     99.3   Press Release of Goody's Family Clothing, Inc. dated June 16, 1999.



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